UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2014

Parametric Sound Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-35465	27-2767540
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13771 Danielson Street, Suite L

Poway, California 92064

(Address of Principal Executive Offices)

888-477-2150

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed as a second amendment (“Amendment No. 2”) to the Current Report on Form 8-K (the “Initial 8-K”) filed by Parametric Sound Corporation (the “Company”) on January 16, 2014. The Company filed the Initial 8-K to report the completion of the merger (the “Merger”) of its wholly-owned subsidiary, Paris Acquisition Corp., a Delaware corporation (“Merger Sub”), with and into VTB Holdings, Inc., a Delaware corporation (“VTBH”), in accordance with the terms and conditions of the Agreement and Plan of Merger dated August 5, 2013, by and among the Company, VTBH and Merger Sub (the “Merger Agreement”). The Merger closed and became effective (the “Closing”) on January 15, 2014 and, as a result of the Merger, VTBH is now a direct subsidiary of the Company. The Company filed a first amendment (“Amendment No. 1”) to amend and supplement Item 9.01 of the Initial 8-K and to include the historical financial statements of VTBH and its subsidiaries.

This Amendment No. 2 is being filed solely to indicate that the press release attached as Exhibit 99.5 to Amendment No. 1 was “furnished” under Item 7.01 and not “filed” by the Company and to incorporate by reference as an exhibit Exhibit 4.1, the certificate of incorporation of VTBH that contains the terms of the Series B preferred stock of VTBH.

Any information required to be set forth in the Initial 8-K or Amendment No. 1 which is not being amended or supplemented pursuant to this Amendment No. 2 is hereby incorporated by reference. Except as set forth herein, no modifications have been made to the information contained in the Initial 8-K or Amendment No. 1, and the Company has not updated any information contained therein to reflect events that have occurred since the respective dates of the Initial 8-K and Amendment No. 1. Accordingly, this Amendment No. 2 should be read in conjunction with the Initial 8-K and Amendment No. 1.

Item 7.01	Regulation FD Disclosure

On March 28, 2014, the Company issued a press release that provided a post-Merger update for the Company and to report certain VTBH historical financial results, as for accounting purposes VTBH is considered to be the acquirer in the Merger. The press release was previously furnished as Exhibit 99.5 to Amendment No. 1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.5, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated August 5, 2013, among the Company, Merger Sub and VTBH (Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K originally filed with the SEC on August 5, 2013).

4.1	Third Amended and Restated Certificate of Incorporation of VTBH. (Incorporated by reference to Exhibit B to Exhibit 2.1 to the Company’s Current Report on Form 8-K originally filed with the Securities and Exchange Commission on August 5, 2013).

10.1†	Credit Agreement, dated August 22, 2012, among Voyetra Turtle Beach, Inc., as the Borrower, VTBH, the various financial institutions and other persons party thereto from time to time as Lenders, PNC Bank, National Association, as administrative and collateral agent for the Lenders, Swingline Lender and as the Issuer, PNC Capital Markets LLC, as a Joint Lead Arranger and Sole Bookrunner, Manufacturers and Traders Trust Company, Silicon Valley Bank, and Citibank, N.A., each as a Lender, Joint Lead Arranger and Co-Syndication Agent, and National Penn Bank and Sumitomo Mitsui Banking Corp., each as a Lender and Co-Documentation Agent.

10.2†	Waiver and First Amendment, dated July 17, 2013, to the Credit Agreement, dated August 22, 2012, by and among Voyetra Turtle Beach, Inc., as the Borrower, VTBH, the various financial institutions and other Persons from time to time party thereto as Lenders, and PNC Bank, National Association, as administrative agent and collateral agent for the Lenders.

10.3†	Second Amendment, dated August 5, 2013, to the Credit Agreement, dated August 22, 2012 (as amended), by and among Voyetra Turtle Beach, Inc., as the Borrower, VTBH, the various financial institutions and other Persons from time to time party thereto as Lenders, and PNC Bank, National Association, as administrative agent and collateral agent for the Lenders.

10.4†	Third Amendment, dated January 15, 2014 , to the Credit Agreement, dated August 22, 2012 (as amended), by and among Voyetra Turtle Beach, Inc., as the Borrower, VTBH, the various financial institutions and other Persons from time to time party thereto as Lenders, and PNC Bank, National Association, as administrative agent and collateral agent for the Lenders.

10.5†	Joinder Agreement, dated as of January 15, 2014, between the Company and PNC Bank, National Association as administrative agent.

10.6†	Guaranty Agreement, dated as of January 15, 2014, among the Company, HyperSound Health, Inc., PSC Licensing Corp. and PNC, as administrative agent.

10.7†	Subordinated Promissory Note, dated August 30, 2013, among VTBH and Juergen Stark.

10.8†	Subordinated Promissory Note, dated August 30, 2013, among VTBH and SG VTB Holdings, LLC.

10.9†	Subordinated Promissory Note, dated August 30, 2013, among VTBH and Doornink Revocable Living Trust dated December 17, 1996.

10.10†	Subordinated Promissory Note, dated January 15, 2014, among VTBH and SG VTB Holdings, LLC.

10.11	Parametric Sound Corporation 2013 Stock-Based Incentive Compensation Plan (Incorporated by reference to Annex E to the Company’s Definitive Proxy Statement on Schedule 14A originally filed with the SEC on December 3, 2013).

10.12	Parametric Sound Corporation Annual Incentive Bonus Plan (Incorporated by reference to Annex F to the Company’s Definitive Proxy Statement on Schedule 14A originally filed with the SEC on December 3, 2013).

10.13†	Form of Lock-up Agreement, among the Company, VTBH and certain officers and directors of VTBH.

23.1††	Consent of BDO USA, LLP.

23.2††	Consent of Freed Maxick CPAs, P.C.

99.1†	Press Release of the Company, dated January 15, 2014.

99.2††	Consolidated balance sheets as of September 28, 2013 (unaudited) and December 31, 2012 and 2011, consolidated statements of operations and comprehensive (loss) income for the nine months ended September 28, 2013 and September 29, 2012 (unaudited) and for the years ended December 31, 2012 and 2011, consolidated statements of convertible preferred stock and of stockholders’ (deficit) equity for the cumulative period December 31, 2009 through September 28, 2013 (unaudited), consolidated statements of cash flows for the nine months ended September 28, 2013 and September 29, 2012 (unaudited) and for the years ended December 31, 2012 and 2011, and related notes thereto (Incorporated by reference to Annex D to the Company’s Definitive Proxy Statement on Schedule 14A originally filed with the SEC on December 3, 2013).

99.3††	Audited consolidated financial statements of VTB Holdings, Inc. as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011

99.4††	Unaudited pro forma combined condensed financial information as of and for the year ended December 31, 2013.

99.5**	Press Release of the Company, dated March 27, 2014.

*	All exhibits and schedules to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish the omitted exhibits and schedules to the SEC upon request by the SEC.
**	Previously furnished by Form 8-K/A filed on March 28, 2014.
†	Incorporated by reference to the exhibit numbered as indicated above to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 16, 2014.
††	Incorporated by reference to the exhibit numbered as indicated above to the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on March 28, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 23, 2014	PARAMETRIC SOUND CORPORATION

	By:	/s/ John T. Hanson
	Name:	John T. Hanson
	Title:	Chief Financial Officer